                                                                   Exhibit 4(a)
                                                     Specimen Stock Certificate

     COMMON STOCK
                                                                      PAR VALUE
                                                                 $.10 PER SHARE

Incorporated under the laws of the State of Delaware

                 CLAYTON HOMES, INC.                          CUSIP 184190 10 6
                                       See Reverse Side for Certain Definitions

This Certificate is transferable in New York, NY, Nashville, TN, or Atlanta, GA.

        THIS CERTIFIES THAT


        IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Clayton Homes, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
             WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

           Dated:

Countersigned and Registered
SunTrust Bank, Nashville, N.A.
                  Transfer Agent
                  and Registrar

By                                                      /s/ Joseph H. Stegmayer
                                                                      President

                                                           /s/ Kevin J. Clayton
Authorized Signature                                                  Secretary

                               CLAYTON HOMES, INC.

     The Corporation will furnish without charge to each who so requests a copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof. Such request may be directed to the Secretary of the Corporation at its principal office in the City of Knoxville, Tennessee.
     The Board of Directors of the Corporation has authority to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices and liquidation preferences of any wholly unissued series of preferred stock of the Corporation, the number of shares constituting such series, and the designation of such series. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  - as tenants in common                         UNIF GIFT MIN ACT -
 ..............Custodian...............
     TEN ENT  - as tenants by the entireties                   (Cust)
  (Minor)
     JT TEN   - as joint tenants with right of          under Uniform Gifts to
Minors
                survivorship and not as tenants         Act...................
           in common                                             (State)
    COM PROP - as community property                         UNIF TRF MIN ACT -
  .........Custodian (until age........)
                                                      (Cust)
                                                                  under Uniform
Transfers
                                                      (Minor)
                                                                  to Minors Act
                                                             (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ---------------------------------------


 ---------------------------------------

-----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)


-----------------------------------------------------------------------------


-----------------------------------------------------------------------------

                                                                       Shares
----------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                     Attorney
--------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,
      ---------------------------


                                        X
                                          ------------------


                                 NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME(S) AS
                                      WRITTEN UPON THE FACE OF THE
                                      CERTIFICATE IN EVERY PARTICULAR,
                                      WITHOUT ALTERATION OR ENLARGEMENT OR
                                      ANY CHANGE WHATEVER.


--------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.